                                                                     Exhibit 19

                          LIMITED POWER OF ATTORNEY
                          -------------------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard H. Driehaus, Robert F. Moyer, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement of Driehaus Mutual Funds, a Delaware business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED: October 23, 1997
       ----------------

                                            /s/ Arthur Mellin
                                       -----------------------------
                                              Arthur Mellin

                          LIMITED POWER OF ATTORNEY
                          -------------------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard H. Driehaus, Robert F. Moyer, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement of Driehaus Mutual Funds, a Delaware business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



DATED: October 23, 1997

                                            /s/ Daniel Zemanek
                                       -----------------------------
                                               Daniel Zemanek

                          LIMITED POWER OF ATTORNEY
                          -------------------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard H. Driehaus, Robert F. Moyer, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement of Driehaus Mutual Funds, a Delaware business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



DATED: October 23, 1997

                                             /s/ A. R. Umans
                                       -----------------------------
                                                A. R. Umans

                          LIMITED POWER OF ATTORNEY
                          -------------------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert F. Moyer, Mary H. Weiss, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement of Driehaus Mutual Funds, a Delaware business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



DATED: October 23, 1997

                                          /s/ Richard H. Driehaus
                                       -----------------------------
                                             Richard H. Driehaus

                          LIMITED POWER OF ATTORNEY
                          -------------------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard H. Driehaus, Mary H. Weiss, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement of Driehaus Mutual Funds, a Delaware business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



DATED: October 23, 1997

                                            /s/ Robert F. Moyer
                                       -----------------------------
                                              Robert F. Moyer